National Health Investors



Q3 2024 Supplemental

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants; the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2023. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended September 30, 2024.

COVER: THE SPRING ARBOR AT CARY IS A SENIOR LIVING COMMUNITY OPERATED BY SPRING ARBOR MANAGEMENT IN CARY, NC.

LEADERSHIP

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), National Health Investors, Inc. (NYSE: NHI) is a real estate investment trust specializing in sale-leasebacks, joint-ventures, senior housing operating partnerships, and mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent living, assisted living and memory care communities, entrance-fee retirement communities, skilled nursing facilities, and specialty hospitals.



ERIC MENDELSOHN

President & CEO



KRISTIN S. GAINES

Chief Transaction Officer



KEVIN PASCOE

Chief Investment Officer



JOHN SPAID

Chief Financial Officer



DAVID TRAVIS

Chief Accounting Officer



MICHELLE KELLY

SVP, Investments



DANA HAMBLY

VP, Finance & IR

ANALYST COVERAGE

BMO Capital Markets: Juan Sanabria
BofA Global Research: Joshua Dennerlein
Deutsche Bank: Omotayo Okusanya
Jefferies: Joe Dickstein
KeyBanc Capital Markets: Austin Wurschmidt
Truist Securities: Michael Lewis
Wedbush: Richard Anderson
Wells Fargo: John Kilichowski

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW



As of September 30, 2024

106 SENIOR HOUSING

70 SKILLED NURSING

2 SPECIALTY HOSPITAL

15 SHOP

Portfolio (DOLLARS IN THOUSANDS)	Properties	Units	Investment	Adjusted NOI[1]	Annualized	% of Total
Triple Net						
Senior Housing	95	8,734	$1,862,657	$38,715	$145,186	54.6%
Skilled Nursing	65	8,524	557,996	20,374	83,864	31.5%
Specialty Hospital	1	64	42,298	1,005	4,019	1.5%
Mortgages and Other Notes Receivable						
Senior Housing	11	922	119,914	2,449	9,134	3.4%
Skilled Nursing	5	611	42,443	798	3,150	1.2%
Specialty Hospital	1	36	816	14	98	–
Other			88,788	2,286	8,465	3.2%
Senior Housing Operating	15	1,732	354,906	3,027	12,110	4.6%
Total	**193**	**20,623**	**$3,069,818**	**$68,668**	**$266,026**	**100%**

[1] Adjusted segment NOI includes the impact of assets held for sale, disposals, and loan payoffs during the quarter. The annualized impact excludes these items.

PARTNERS[2]


HOSPITAL & OTHER 4%
SHOP 5%
NHC 14%
ENSIGN 10%
HSM 4%
PACS 3%
OTHER SNF 3%
SLC 20%
BICKFORD 14%
OTHER SH 16%
LCS 4%
DISCOVERY 3%

ASSET CLASS[2]


INDEPENDENT LIVING 2%
OTHER INCOME 3%[3]
SHOP 5%
SKILLED 33%
SPECIALTY HOSPITAL 2%
ENTRANCE FEE 25%
ASSISTED LIVING 25%
SENIOR LIVING CAMPUS 5%

Sr. Hsng. Need-Driven	30.3%	Other	3.2%
Sr. Hsng. Discretionary	27.7%	SHOP	4.6%
SNF/Hospital	34.2%		

[2] Based on annualized adjusted NOI of $266.0 million in place at September 30, 2024.
[3] Other income consists primarily of revenue from non-mortgage notes receivable.
Percentages may not add to 100% due to rounding.

REAL ESTATE INVESTMENTS NOI

(DOLLARS IN THOUSANDS)

	Properties	Units	QTD NOI	Straight Line Revenue	NOI Less Straight Line Revenue	Non-cash Adjustments	QTD Adjusted NOI	Full Year Impact	Real Estate Investments Annualized Adjusted NOI
Leases									
Senior Housing - Need Driven									
Assisted Living	69	3,900	$ 16,256	$ 291	$ 15,965	$ 88	$ 16,053	$ 44,288	$ 60,341
Senior Living Campus	8	995	3,548	124	3,424	—	3,424	10,275	13,699
Total Need Driven	77	4,895	19,804	415	19,389	88	19,477	54,563	74,040
Senior Housing - Discretionary									
Independent Living	7	902	1,867	295	1,572	—	1,572	4,718	6,290
Entrance-Fee Communities	11	2,937	15,866	286	15,580	635	16,215	48,641	64,856
Total Discretionary	18	3,839	17,733	581	17,152	635	17,787	53,359	71,146
Total Senior Housing	95	8,734	37,537	996	36,541	723	37,264	107,922	145,186
Medical Facilities									
Skilled Nursing	65	8,524	20,502	128	20,374	—	20,374	63,490	83,864
Hospitals	1	64	1,106	101	1,005	—	1,005	3,014	4,019
Total Medical Facilities	66	8,588	21,608	229	21,379	—	21,379	66,504	87,883
Disposals and Held for Sale			1,387	(64)	1,451	—	1,451	(1,451)	—
Total Leases	161	17,322	$ 60,532	$ 1,161	$ 59,371	$ 723	$ 60,094	$ 172,975	$ 233,069
Mortgages and Other Notes									
Senior Housing - Need Driven	10	671	$ 1,837		$ 1,837	$ (30)	$ 1,807	$ 4,956	$ 6,763
Senior Housing - Discretionary	1	251	613		613	(20)	593	1,778	2,371
Skilled Nursing	5	611	809		809	(11)	798	2,352	3,150
Hospitals	1	36	25		25	(11)	14	84	98
Other Notes Receivable			2,285		2,285	1	2,286	6,179	8,465
Payoffs			174		174	(125)	49	(49)	—
Total Mortgage and Other Notes	17	1,569	$ 5,743		$ 5,743	$ (196)	$ 5,547	$ 15,300	$ 20,847
Total Real Estate Investments			$ 66,275	$ 1,161	$ 65,114	$ 527	$ 65,641	$ 188,275	$ 253,916

SENIOR HOUSING OPERATING PORTFOLIO (SHOP)

(DOLLARS IN THOUSANDS EXCEPT REVPOR)

Portfolio Overview	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023
Properties	15	15	15	15	15
Units	1,732	1,732	1,732	1,733	1,734
Occupancy	88.6%	87.0%	85.3%	83.2%	79.0%
REVPOR	$2,989	$2,962	$2,988	$2,995	$3,010
Resident fees	$13,771	$13,390	$13,256	$12,950	$12,367
Operating expenses	(10,065)	(9,773)	(9,668)	(9,416)	(9,428)
Management fees	(679)	(664)	(646)	(645)	(616)
NOI	$3,027	$2,953	$2,942	$2,889	$2,323
NOI Margin	22.0%	22.1%	22.2 %	22.3%	18.8%
Recurring capex	$583	$470	$529	$439	$722

INDUSTRY PARTNERS

Partner	Description	OWNERSHIP	MARKET FOCUS	% OF NOI[1]
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	EFC	20%
NHC National Healthcare Corporation	NHC affiliates operate for themselves and third parties 68 skilled nursing facilities with 8,732 beds. NHC affiliates also operate 26 assisted living communities with 1,501 units, five independent living communities with 475 units, three behavioral health hospitals, 35 homecare agencies, and 30 hospice agencies.	Public	SNF	14%
Bickford	Bickford Senior Living manages or operates over 50 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SH	14%
Ensign Group	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 14 states.	Public	SNF	10%
LCS	Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	EFC	4%
HSM Health Services Management, Inc.	Health Services Management is a non-profit formed in 2000. The Company operates more than 18 skilled nursing and assisted living facilities located in Florida, Tennessee, and Texas.	NFP	SNF	4%
Discovery Senior Living	For more than 30 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 15,000 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SH	3%
PACS	PACS was founded in 2013 with two skilled nursing facilities. Since the purchase of those facilities, the PACS family consists of over 276 independent operating subsidiaries across 15 states, as well as ancillary and support services, and continues to bring its proven model of mission-driven care that balances access to a national network of support and resources with local decision making.	Public	SH/SNF	3%
Watermark Retirement Communities	Headquartered in Tucson, Arizona, Watermark currently manages 92 communities in 19 states, including CCRCs, standalone independent living, assisted living, and memory care communities in addition to Medicare-certified rehabilitation and skilled nursing neighborhoods. Watermark has ownership interests in many of these assets, both on its own and through its development arm, The Freshwater Group.	Private	EFC	3%
VizionHealth	Vizion Health offers deep experience partnering with investors, lenders and management teams to improve clinical and financial performance. From turnkey start-up of new facilities to invigorating under-performing programs, Vizion is the leader in behavioral healthcare management and operations. They have spent years adding value to dozens of behavioral healthcare organizations across the U.S.	Private	HOSP	2%

[1] *Based on annualized Adjusted NOI of $266.0 million for contracts in place at September 30, 2024.*

LEASE PORTFOLIO
EBITDARM COVERAGE & OCCUPANCY

NHI TOTAL PORTFOLIO

PROPERTY TYPE	SH	SNF	MEDICAL NON-SNF	TOTAL
Properties	92	68	1	161
2Q23 Coverage	1.29x	2.61x	2.73x	1.81x
2Q23 Occupancy	83.8%	79.7%	76.5%	81.7%
2Q24 Coverage	1.52x	3.04x	3.35x	2.12x
2Q24 Occupancy	85.0%	82.4%	79.8%	83.7%

PROPERTY CLASS	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC	MEDICAL	MEDICAL EXCL. NHC
Properties	78	40	14	5	69	34
2Q23 Coverage	1.21x	0.99x	1.38x	1.50x	2.62x	2.12x
2Q23 Occupancy	83.9%	84.4%	83.6%	84.5%	79.7%	72.2%
2Q24 Coverage	1.41x	1.15x	1.64x	1.87x	3.05x	2.20x
2Q24 Occupancy	85.5%	85.9%	84.3%	86.4%	82.4%	75.1%

CUSTOMERS	NHC[1]	SLC[2]	BICKFORD[3]
Properties	35	10	38
2Q23 Coverage	3.29x	1.31x	1.48x
2Q23 Occupancy	86.0%	82.7%	83.2%
2Q24 Coverage	4.12x	1.52x	1.72x
2Q24 Occupancy	88.4%	82.3%	85.1%

SLC & BICKFORD VERSUS NICMAP VISION OCCUPANCY

PROPERTY TYPE	PROPERTIES	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024
SLC						
NICMAP Metro Markets		85.8%	87.0%	87.3%	88.0%	88.7%
Covered	6	81.9%	83.7%	83.8%	84.3%	84.4%
Non-Covered	4	79.2%	79.8%	80.9%	80.7%	80.1%
Total	10	81.0%	82.4%	82.8%	83.1%	83.0%
Bickford						
NICMAP Metro Markets		81.8%	83.1%	83.4%	84.1%	84.5%
Covered	27	83.9%	85.8%	86.4%	85.9%	87.4%
Non-Covered	11	84.4%	82.7%	83.6%	83.6%	81.7%
Total	38	84.0%	85.1%	85.8%	85.4%	86.2%

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months;

[1] NHC Fixed Charge Coverage Ratio and displayed occupancies are on corporate-level. The occupancies are for the SNF portfolio only as can be seen in NHC's public filings.
[2] SLC operates 9 discretionary CCRC properties and one need driven assisted living community.
[3] Bickford pro forma coverages assuming the full impact of the April 2024 rent reset are 1.61x for the TTM ended 2Q 2024 and 1.33x for the TTM ended 2Q 2023.

TENANT PURCHASE OPTIONS (DOLLARS IN THOUSANDS)

ASSET TYPE	PROPERTIES	LEASE EXPIRATION	1ST OPTION OPEN YEAR	OPTION TYPE	CURRENT CASH RENT ($)	% OF TOTAL[1]
SH	2	May 2035	2027	A	$6,274	2.5%
SNF	1	September 2028	2028	B	$511	0.2%
SNF	1	April 2032	2031	C	$2,607	1.0%
						3.7%

Option Type:

A. Fixed base price plus a specified share on any appreciation
B. Fixed base price
C. Fixed minimun internal rate of return on NHI's investment

[1] Based on Real Estate Investments adjusted NOI of $253.9 million for contracts in place at September 30, 2024.

LEASE MATURITIES (ANNUALIZED CASH RENT; DOLLARS IN THOUSANDS)

	Properties	Units	SH($)	SNF ($)	Other ($)	Total ($)	% of Total
2024	—	—	—	—	—	—	—%
2025	3	296	581	1,845	—	2,426	1.0%
2026	35	4,807	1,470	36,673	—	38,143	16.4%
2027	3	619	13,671	—	—	13,671	5.9%
2028	12	591	10,932	511	—	11,443	4.9%
2029	15	1,940	9,079	11,257	—	20,337	8.7%
2030	2	119	—	—	—	—	—%
2031	12	2,401	54,122	—	—	54,122	23.2%
2032	2	213	750	2,607	—	3,357	1.4%
Thereafter	77	6,505	54,580	30,971	4,019	89,571	38.4%

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

FOCUSED ON GROWING WITH OUR 32 OPERATING PARTNERS AND SELECT NEW CUSTOMERS

DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS

EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION

LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES

TARGET 60/40 EQUITY/DEBT FUNDING MIX

INVESTMENT STRUCTURE


SHOP
4.6%
NOTES
7.8%
LEASE
87.6%

INVESTMENT HISTORY* (DOLLARS IN MILLIONS)


$800
$700
$600
$500
$400
$300
$200
$100
$0
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
$310.1
$447.7
$214.0
$364.3
$329.0
$226.9
$120.5
$101.5
$74.5
$205.6
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Existing Relationship
New Relationship
10-Year Treasury
WACY

*The average age of properties acquired since 2016 is **15.6 years.** The total portfolio average age is **26.2 years.**

RECENT INVESTMENTS

RECENT LEASE ACTIVITIES (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	
Q4 2024							
Spring Arbor*	SH	Lease	522/10	NC	8.23%	$ 121,300	
Q2 2024							
Encore Senior Living	SH	Lease	110/1	WI	8.25%	32,100	2
						$ 153,400	
Q1 2023							
Silverado Senior Living	SH	Lease	120/2	NV,MD	7.50%	$ 37,500	
Bickford Senior Living	SH	Lease	64/1	VA	8.00%	17,300	3
						$ 54,800	
Q4 2022							
Bickford Senior Living	SH	Lease	60/1	VA	8.00%	$ 17,200	4
Q2 2022							
Encore Senior Living	SH	Lease	53/1	WI	7.25%	13,300	5
						$ 30,500	

RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q4 2024								
The Sanders Trust*	HOSP	Mortgage Loan	36/1	FL	9.00%	$27,720	$(1,082)	$26,638
Q2 2024								
Compass Senior Living, LLC	SH	Mortgage Loan	165/2	OK	8.50%	$9,500	$(9,500)	—
Q1 2024								
Carriage Crossing Senior Living*	SH	Mortgage Loan	80/1	FL	8.75%	$15,000	$(15,000)	—
						$52,200	$(25,582)	$26,638
Q4 2023								
Innovation Senior Living *	SH	Mortgage Loan	60/2	FL	12.00%	$1,550	$(1,550)	—
Q3 2023								
Capital Funding Group	N/A	Mezzanine Loan	N/A	N/A	10.00%	$17,239	$(17,239)	—
Q2 2023								
KindCare Senior Living	SH	Mezzanine Loan	N/A	N/A	6.00%	$893	$(893)	—
						$19,682	$(19,682)	—
Q4 2022								
Capital Funding Group	SNF	Corporate	N/A	N/A	7.25%	$42,500	$(42,500)	—
Q1 2022								
Encore Senior Living	SH	Construction Loan	108/1	WI	8.50%	$28,525	(28,457)	68
						$71,025	$(70,957)	$68
Other Loan and Development Commitments								
Montecito Medical*	MOB	Mezzanine Loan	N/A	N/A	9.50%	$50,000	$(17,989)	$32,011
Vizion- Health- Brookhaven*	HOSP	Corporate	N/A	N/A	8.50%	20,000	(20,000)	—
Navion Senior Solutions	SH	Corporate	N/A	N/A	8.00%	3,600	(3,480)	120
Watermark Retirement	EFC	Working Capital Note	493/2	CT	7.50%	5,000	(3,226)	1,774
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Senior Living Communities	EFC	Revolving Credit	N/A	N/A	Variable	20,000	(10,250)	9,750
Watermark Retirement	EFC	Renovation	493/2	CT	Variable	5,000	(2,726)	2,274
Navion Senior Solutions	SH	Renovation	48/1	NC	8.00%	3,500	(3,500)	—
Navion Senior Solutions	SH	CapEx Program	Various	Various	N/A	1,000	—	1,000
Vizion Health	HOSP	Renovation	N/A	N/A	Variable	2,000	(2,000)	—
SHOP	SH	Renovation	103/1	WA	N/A	1,500	(1,221)	279
Bickford	SH	CapEx Program	Various	Various	N/A	8,000	(868)	7,132
Senior Living Communities	EFC	CapEx Program	Various	Various	N/A	10,000	(3,198)	6,802

*Indicates new operating relationship

[1] Building count excludes renovations.

[2] Acquisition was partially funded with the cancellation of a $22.2 million construction loan.

[3] Acquisition was partially funded with the cancellation of a $14.2 million construction loan and a reduction of $2.5 million in rent deferrals due from Bickford.

[4] Acquisition was partially funded with the cancellation of a $14.0 million construction loan and a reduction of $3.0 million in rent deferrals due from Bickford.

[5] Acquisition was partially funded with the cancellation of a $9.1 million second mortgage due from Encore Senior Living.

CAPITALIZATION OVERVIEW

(DOLLAR AND SHARE AMOUNTS IN THOUSANDS)

	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023
Balance Sheet Data					
Gross cost of real estate assets	$ 2,820,430	$ 2,812,154	$ 2,783,370	$ 2,780,358	$ 2,776,591
Total assets	2,460,090	2,476,912	2,478,125	2,488,480	2,499,090
Total liabilities	1,212,682	1,213,440	1,210,559	1,214,433	1,218,265
Total noncontrolling interests	18,458	19,055	19,594	20,095	20,714
Total stockholder's equity attributable to NHI	1,228,950	1,244,417	1,247,972	1,253,952	1,260,111
Operating Data					
Total revenue	$ 82,944	$ 84,970	$ 81,513	$ 79,465	$ 80,106
Rental revenue - GAAP	63,318	65,760	62,187	60,721	62,255
Straight-line rents	1,161	1,213	(308)	950	1,040
Amortization of lease incentives	723	723	723	723	723
Rental revenue - Cash	60,093	62,468	60,484	57,719	59,030
Net Operating Income	69,414	71,731	68,466	66,628	67,153
Adjusted EBITDA[1]	64,364	66,932	64,259	62,700	63,441
Funds Available for Distribution	49,383	51,779	50,975	47,347	48,170
Interest expense	14,939	14,854	14,869	14,852	15,086
General & administrative expense	4,810	4,870	5,642	4,923	4,430
Diluted common shares outstanding	43,987	43,564	43,425	43,389	43,389
NAREIT FFO per diluted common share	1.03	1.18	1.10	1.09	1.08
Normalized FFO per diluted common share	1.03	1.18	1.12	1.09	1.08
Capitalization					
Common shares outstanding at end of each period	43,622	43,443	43,425	43,410	43,410
Market value of equity at end of each period	$ 3,666,865	$ 2,942,394	$ 2,728,393	$ 2,424,449	$ 2,229,538
Total debt	1,136,302	1,136,035	1,139,266	1,135,051	1,144,438
Secured debt	75,925	76,031	76,136	76,241	76,345
Net debt	1,120,752	1,121,269	1,127,909	1,112,704	1,127,859
Total enterprise value	4,787,617	4,063,663	3,856,302	3,537,153	3,357,397
Ratios					
Interest coverage ratio	4.3x	4.5x	4.3x	4.2x	4.2x
Fixed charge coverage ratio	4.5x	4.7x	4.5x	4.4x	4.4x
Net debt to adjusted EBITDA (annualized)	4.4x	4.2x	4.4x	4.4x	4.4x
Net debt as a percentage of enterprise value	23.4%	27.6%	29.2%	31.5%	33.6%
Total Debt / Gross Assets	35.7%	35.7%	36.0%	35.9%	36.3%
Secured Debt / Gross Assets	2.4%	2.4%	2.4%	2.4%	2.4%
Dividend Information					
Regular dividends declared per common share	$ 0.90	$ 0.90	$ 0.90	$ 0.90	$ 0.90
Normalized FFO payout ratio per common share	87.4%	76.3%	80.4%	82.6%	83.3%
Dividends declared	$ 39,260	$ 39,098	$ 39,082	$ 39,069	$ 39,069
Normalized FFO payout ratio	86.3%	76.3%	80.5%	82.5%	83.5%
Normalized FAD payout ratio	79.5%	75.5%	76.6%	82.5%	81.1%
Portfolio Statistics					
Number of Properties	193	194	195	194	192

[1] For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.

CAPITAL STRUCTURE

DEBT[1]



UNSECURED, VARIABLE 45.3%
UNSECURED, FIXED 48.0%
SECURED, FIXED 6.6%

FIXED CHARGE COVERAGE



6.0x
5.5x
5.9x
4.5x
4.5x
2020
2021
2022
2023
2024[2]

REVOLVER LIQUIDITY (DOLLARS IN MILLIONS)



$800
$700
$600
$500
$400
$300
$200
$100
$0
BALANCE
AVAILABLE
$435.0
$455.0
$451.5
$455.5
$381.0
$265.0
$245.0
$248.5
$244.5
$319.0
Q3 2023
Q4 2023
Q1 2024
Q2 2024
Q3 2024

NET DEBT TO ADJUSTED EBITDA



4.7x
4.9x
4.7x
4.5x
4.4x
2020
2021
2022
2023
2024[2]

March 31, 2024 (dollars in thousands)		Amount	Rate[1]	% of Total	Maturity[3]
Secured Debt					
Fixed Rate					
Fannie Mae Mortgage Loans	$	75,925	3.96%	6.6%	1 year
Total Secured Debt	$	75,925			
Unsecured Debt					
Fixed Rate					
Private Placement		150,000	4.45%	13.1%	2 years
Public Bonds		400,000	3.00%	34.9%	6 years
Variable Rate					
Revolving Credit Facility		319,000	6.37%	27.9%	2 years
Term Loan		200,000	6.57%	17.5%	1 year
Total Unsecured Debt	$	1,069,000			
Subtotal		1,144,925	4.82%	100.0%	3 years
Note Discounts		(2,037)			
Unamortized Loan Costs		(6,586)			
Total Debt	$	1,136,302			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 19 for reconciliation*
[3] *Weighted average*

DEBT MATURITIES

DEBT SCHEDULE (DOLLARS IN THOUSANDS)

Financial Instrument	Amount Outstanding [1]	Interest Rate [2]	Fixed/ Variable	Maturity [3]	Years to Maturity	Secured
Credit Facility						
$700MM Revolver (S + 105)	$319,000	6.37%	Variable	Mar-26	1.5	No
Bank Term Loan (S + 125)	200,000	6.57%	Variable	Jun-25	0.7	No
$50MM Private Placement Term Loan	50,000	4.33%	Fixed	Nov-25	1.1	No
$100MM Private Placement Term Loan	100,000	4.51%	Fixed	Jan-27	2.3	No
$400MM Senior Unsecured Notes	400,000	3.00%	Fixed	Feb-31	6.3	No
Fannie Mae Term Loans	60,139	3.79%	Fixed	Apr-25	0.5	Yes
Fannie Mae Term Loan	15,786	4.60%	Fixed	Jul-25	0.8	Yes
Total Debt	$1,144,925					
Weighted Average Interest Rate		4.82%			3.0	

[1] As of September 30, 2024.
[2] Variable rates based on the average 1-month term SOFR plus a 10 basis points spread adjustment for the quarter ended September 30, 2024.
[3] Excludes optional extensions for the revolver and bank term loan. Subsequent to September 30, 2024 NHI recast the revolver with a new maturity date in October 2028.

DEBT MATURITY SCHEDULE[1] (DOLLARS IN MILLIONS)



Senior Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
$800
$700
$600
$500
$400
$300
$200
$100
$0
$-
$326
$76
$200
$50
$700
$381
$319
$100
$100
$400
$400
2024
2025
2026
2027
Thereafter

SELECT DEBT COVENANTS[1]

Credit Facility	Requirement	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023
Leverage ratio	<= 60%	37%	37%	38%	37%	38%	38%
Unencumbered leverage ratio	<= 60%	41%	41%	41%	41%	41%	41%
Secured leverage ratio	<= 30%	2%	2%	2%	2%	2%	2%
Fixed charge coverage ratio	>= 1.75	4.60	4.60	4.52	4.58	4.58	4.76
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023
Leverage ratio	<= 60%	38%	37%	38 %	39%	39%	41%
Unencumbered leverage ratio	<= 60%	42%	40%	42%	43%	43%	45%
Secured leverage ratio	<= 30%	2%	2%	2%	2%	2%	3%
Fixed charge coverage ratio	>= 2.00	4.15	4.20	4.18	4.27	4.09	4.29
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q3 2024	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023
Leverage ratio	<= 60%	37%	37%	37%	37%	37%	37%
Secured leverage ratio	<= 40%	2%	2%	2%	2%	2%	3%
Debt service ratio	>= 1.50	5.01	4.85	4.65	4.34	4.34	4.39
Unencumbered asset ratio	>= 150%	279%	279%	277%	274%	274%	274%

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

PERFORMANCE

EBITDARM COVERAGE[1]

SENIOR HOUSING SKILLED NURSING TOTAL


3.0
2.5
2.0
1.5
1.0
0.5
0.0
1.32x
2.62x
1.84x
1.36x
2.72x
1.91x
1.36x
2.72x
1.91x
1.49x
2.97x
2.08x
1.52x
3.04x
2.12x
2Q 2023
3Q 2023
4Q 2023
1Q 2024
2Q 2024

[1]EBITDARM coverage is based on trailing twelve month results through the period indicated.

GENERAL & ADMINISTRATIVE AS % OF GROSS ASSETS

G&A EXPENSE G&A EXPENSE EXCL.STOCK COMPENSATION


0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.0%
0.36%
0.28%
0.54%
0.29%
0.73%
0.45%
0.61%
0.47%
0.64%
0.49%
2020
2021
2022
2023
2024 YTD

FAD PAYOUT RATIO


100%
80%
60%
40%
20%
0%
82.4%
83.2%
79.4%
83.2%
77.1%
2020
2021
2022
2023
2024 YTD

RETURN ON INVESTED CAPITAL


10%
8%
6%
4%
2%
0%
8.0%
7.3%
7.7%
7.9%
8.3%
2020
2021
2022
2023
2024 TTM

TOTAL RETURN[2]

NHI Peer Average Vanguard Real Estate Index Fund ETF


1-year
72.8%
45.8%
34.2%
2-year
68.2%
69.4%
32.4%
3-year
89.0%
59.9%
7.7%
4-year
78.3%
94.4%
43.7%
5-year
39.9%
35.7%
26.1%

[2]Through September 30, 2024

BALANCE SHEETS

(DOLLARS IN THOUSANDS)

		Q3 2024		Q4 2023
Assets		*(unaudited)*		
Real estate properties				
Land	$	181,173	$	180,749
Buildings and improvements		2,627,928		2,593,696
Construction in progress		11,329		5,913
		2,820,430		2,780,358
Less accumulated depreciation		(723,606)		(673,276)
Real estate properties, net		2,096,824		2,107,082
Mortgage and other notes receivable, net of reserve of $15,475 and $15,476		232,550		245,271
Cash and cash equivalents		15,550		22,347
Straight-line rent receivable		86,334		84,713
Assets held for sale, net		5,669		5,004
Other assets		23,163		24,063
Total Assets	$	2,460,090	$	2,488,480
Liabilities and Stockholders' Equity				
Debt	$	1,136,302	$	1,135,051
Accounts payable and accrued expenses		32,508		34,304
Dividends payable		39,260		39,069
Deferred income		4,612		6,009
Total Liabilities		1,212,682		1,214,433
Commitments and Contingencies		—		—
Redeemable noncontrolling interest		8,925		9,656
National Health Investors Stockholders' Equity:				
Common stock, $0.01 par value; 100,000,000 shares authorized;				
43,622,064 and 43,409,841 shares issued and outstanding, respectively		436		434
Capital in excess of par value		1,601,450		1,603,757
Retained earnings		2,561,587		2,466,844
Cumulative dividends		(2,934,523)		(2,817,083)
Total National Health Investors Stockholders' Equity		1,228,950		1,253,952
Noncontrolling interests		9,533		10,439
Total Equity		1,238,483		1,264,391
Total Liabilities and Stockholders' Equity	$	2,460,090	$	2,488,480

(a) The consolidated balance sheets include the following amounts related to our consolidated Variable Interest Entities (VIEs): $507.1 million and $513.2 million of Real estate properties, net; $6.9 million and $10.9 million of Cash and cash equivalents; $9.9 million and $9.7 million of Straight-line rents receivable; $8.1 million and $9.4 million of Other assets, net; and $4.6 million and $4.7 million of Accounts payable and accrued expenses as of September 30, 2024 and December 31, 2023, respectively.

STATEMENTS OF INCOME

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

		Q3 2024		Q3 2023
Revenues		(unaudited)		(unaudited)
Rental income	$	63,318	$	62,255
Resident fees and revenues		13,771		12,367
Interest income and other		5,855		5,484
	$	82,944	$	80,106
Expenses				
Depreciation		17,768		17,515
Interest		14,939		15,086
Senior Housing operating expenses		10,744		10,045
Legal		240		67
Franchise, excise and other taxes		83		2
General and administrative		4,810		4,430
Taxes and insurance on leased properties		2,786		2,908
Loan and realty losses (gains)		3,434		1,959
		54,804		52,012
Other Non-Operating Gain/Loss		—		202
Gains on sales of real estate		102		737
Net income		28,242		29,033
Less: net loss (income) attributable to noncontrolling interests		298		313
Net income attributable to stockholders		28,540		29,346
Less: net income attributable to unvested restricted stock awards		(29)		(19)
Net income attributable to common stockholders	$	28,511	$	29,327
Weighted average common shares outstanding:				
Basic		43,476,067		43,388,841
Diluted		43,987,072		43,388,841
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.66	$	0.68
Net income attributable to common stockholders - diluted	$	0.65	$	0.68

FFO & FAD RECONCILIATION

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Q3 2024	Q3 2023
Net income attributable to common stockholders	$ 28,511	$ 29,327
Elimination of certain non-cash items in net income:		
Real estate depreciation	17,494	17,380
Real estate depreciation related to noncontrolling interests	(412)	(396)
Gains on sales of real estate, net	(102)	(737)
Impairments of real estate	—	1,173
NAREIT FFO attributable to common stockholders	45,491	46,747
Reconcilations to NFFO	—	—
Normalized FFO attributable to common stockholders	45,491	46,747
Non-cash lease revenue adjustments, net	(568)	(432)
Non-real estate depreciation, net	237	122
Amortization of debt issuance costs and discounts, net	873	720
Adjustments related to equity method investments, net	(453)	(430)
Recurring capital expenditures, net	(603)	(644)
Equity method investment non-refundable entrance fees	302	435
Note receivable credit loss expense (benefit)	3,434	786
Non-cash stock-based compensation	670	866
Normalized FAD attributable to common stockholders	$ 49,383	$ 48,170
BASIC		
Weighted average common shares outstanding	43,476,067	43,388,841
NAREIT FFO attributable to common stockholders per share	$ 1.05	$ 1.08
Normalized FFO attributable to common stockholders per share	$ 1.05	$ 1.08
DILUTED		
Weighted average common shares outstanding	43,987,072	43,388,841
NAREIT FFO attributable to common stockholders per share	$ 1.03	$ 1.08
Normalized FFO attributable to common stockholders per share	$ 1.03	$ 1.08
PAYOUT RATIOS		
Regular dividends per common share	$ 0.90	$ 0.90
Normalized FFO payout ratio per diluted common share	87.4%	83.3%
Dividends declared	$ 39,260	$ 39,069
Normalized FFO payout ratio	86.3%	83.6%
Normalized FAD payout ratio	79.5%	81.1%

ADJUSTED EBITDA RECONCILIATION

(DOLLARS IN THOUSANDS)

		Q3 2024		Q3 2023
ADJUSTED EBITDA RECONCILIATION				
Net income		$28,242		$29,033
Interest expense		14,939		15,086
Franchise, excise, and other taxes		83		2
Depreciation		17,768		17,515
NHI's share of EBITDA adjustments for unconsolidated entities		—		583
Gains on sales of real estate, net		(102)		(737)
Impairment of real estate		—		1,173
Note receivable credit loss expense		3,434		786
Adjusted EBITDA	$	64,364	$	63,441
Interest expense at contractual rates	$	14,129	$	14,387
Principal payments		106		101
Fixed Charges	$	14,235	$	14,488
Fixed Charge Coverage		4.5x		4.4x

NET DEBT TO ADJUSTED EBITDA		
Consolidated Total Debt	$	1,136,302
Less cash and cash equivalents		(15,500)
Consolidated Net Debt	$	1,120,752
Adjusted EBITDA	$	64,364
Annualizing Adjustment		193,092
Annualized impact of recent investments, disposals and payoffs		(194)
Annualized Adjusted EBITDA	$	257,262
Consolidated Net Debt to Adjusted EBITDA		4.4x

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

	Q3 2024	Q3 2023
NOI SEGMENT RECONCILIATION		
Triple-net leased rental income		
Senior Housing	$ 37,537	$ 37,046
Skilled Nursing	20,502	20,536
Hospital	1,106	1,022
Held for Sale and Disposal Revenue	1,387	743
Triple-net leased NOI	$ 60,532	$ 59,347
SHOP Resident Fees	13,771	12,367
SHOP operating expenses	(10,744)	(10,045)
SHOP NOI	3,027	2,322
Interest income and other	5,855	5,484
NOI	$ 69,414	$ 67,153
NOI TO ADJUSTED NOI RECONCILIATION		
Straight-line revenue	(1,161)	(1,040)
Amortization of lease incentives	723	723
Amortization of commitment fees and discounts	(196)	(89)
Non-segment/Corporate	(112)	(147)
Adjusted NOI	$ 68,668	$ 66,600

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

	Q3 2024	Q3 2023
ADJUSTED NOI RECONCILIATION		
Net Income	$ 28,242	$ 29,033
Interest	14,939	15,086
Gains on sales of real estate	(102)	(737)
Other non-operating income	—	(202)
Franchise, excise and other taxes	83	2
Legal	240	67
Loan and realty gains (losses)	3,434	1,959
General and administrative	4,810	4,430
Depreciation	17,768	17,515
Consolidated NOI	$ 69,414	$ 67,153
Straight-line revenue	(1,161)	(1,040)
Amortization of lease incentives	723	723
Amortization of commitment fees and discounts	(196)	(89)
Non-segment/Corporate	(112)	(147)
Adjusted NOI	$ 68,668	$ 66,600

DISPOSITIONS

	Operator	Units	Properties	Net Proceeds	Annualized Cash Rent	Property Cash NOI	Implied Cash Rent Yield[1]	Property Cash NOI Yield[1]	EBITDARM Coverage
SENIOR HOUSING COMPLETED DISPOSITIONS									
Q2 2021	Bickford Senior Living[2]	247	6	$39,924					
Q3 2021	Holiday Retirement	1,030	9	119,799					
Q3 2021	Senior Living Management	131	1	12,847					
Q4 2021	Brookdale Senior Living	76	1	11,880					
Q4 2021	Senior Living Management	98	1	7,275					
Q4 2021	Genesis Healthcare	180	1	3,723					
Q1 2022	Vitality Senior Living	135	1	8,302					
Q2 2022	Holiday Retirement	83	1	2,990					
Q2 2022	Chancellor Health Care	74	2	7,305					
Q2 2022	Bickford Senior Living	67	1	3,857					
Q2 2022	Comfort Care Senior Living	237	4	40,000					
Q2 2022	Bickford Senior Living	171	2	22,102					
Q3 2022	Discovery Senior Living	90	1	8,235					
Q3 2022	Discovery Senior Living	148	1	8,144					
Q1 2023	BAKA Enterprises	120	1	7,478					
Q1 2023	Bickford Senior Living	45	1	2,553					
Q2 2023	Milestone Retirement	76	2	3,803					
Q2 2023	Chancellor Health Care	25	1	2,355					
Q2 2023	Chancellor Health Care	64	1	7,633					
Q2 2023	Milestone Retirement	25	1	1,602					
Q2 2023	Chancellor Health Care	227	1	23,724					
Q3 2023	Chancellor Health Care	29	1	2,923					
Q4 2023	Senior Living Management[3]	90	3	5,382					
Q2 2024	Senior Living Management	64	2	$4,658					
	Total Senior Housing	3,532	46	$358,493	$39,883	$11,401	11.1%	3.2%	0.57x
HOSPITAL & MOB COMPLETED DISPOSITIONS									
Q2 2021	North Okaloosa	110	1	3,887					
Q3 2021	Trustpoint Hospital	217	1	31,215					
Q3 2021	Kentucky River	55	1	8,314					
Q1 2021	HCA	24	1	4,868					
Q2 2022	Helix Healthcare	24	1	19,500					
Q3 2022	National Healthcare Corporation	780	7	43,686					
	Total Hospital & MOB	1,210	12	$111,470	$12,749	NA	11.4%	NA	2.90x
	Total Completed Dispositions	4,742	58	$469,963	$52,632	NA	11.2%	NA	1.04x

[1] *Based on annualized three month results through the most recent quarter in which the property was sold.*
[2] *Excludes $13.0 million second mortgage provided by NHI.*
[3] *Excludes approximately $1.6 million in seller financing.*

DEFERRALS & REPAYMENTS[1,2,7]

DEFERRALS	2020	2021	2022[3]	Q1 2023[4]	Q2 2023	Q3 2023[5]	Q4 2023	2023	Q1 2024	Q2 2024[6]	Q3 2024	CUMULATIVE
Bickford	$ 3,750	18,250	$ 1,000	$ (2,500)	$ —	$ —	$ —	$ (2,500)	$ —	$ —	$ —	$ 20,500
All Others	1,232	6,087	7,944	500	1,677	—	82	2,258	—	(500)	—	17,021
Total	$ 4,982	24,337	$ 8,944	$ (2,000)	$ 1,677	$ —	$ 82	$ (242)	$ —	$ (500)	$ —	$ 37,521

REPAYMENTS[8]	2020	2021	2022[3]	Q1 2023[4]	Q2 2023	Q3 2023[5]	Q4 2023	2023	Q1 2024	Q2 2024	Q3 2024	CUMULATIVE
Bickford	$ —	—	$ 183	$ 200	$ 354	$ 765	$ 976	$ 2,295	$ 1,522	$ 1,321	$ 1,141	$ 6,462
All Others	—	87	546	458	358	1,501	1,043	3,360	747	3,420	738	8,898
Total	$ —	87	$ 729	$ 658	$ 712	$ 2,266	$ 2,019	$ 5,655	$ 2,268	$ 4,741	$ 1,879	$ 15,360

[1] *Includes all rent concessions accounted for as variable lease payments and as lease modifications.*
[2] *Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties.*
[3] *Q4 2022 includes a $3.0 million credit to the Bickford deferral balance as well as a $1.5 million forgiveness related to another operator.*
[4] *Q1 2023 includes a $2.5 million credit to the Bickford deferral balance.*
[5] *Q3 2023 includes a $0.5 million credit to a senior housing operator deferral balance.*
[6] *Q2 2024 includes a $0.5 million credit to a senior housing operator deferral balance.*
[7] *Includes principal and interest repayments.*
[8] *Net deferrals (deferrals less repayments) of approximately $23.1 million include approximately $15.9 million related to tenants on the cash basis of accounting.*

NOTES

GLOSSARY

Adjusted EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs.

Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

GLOSSARY

Facility Types

SH - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

Fixed Charges

The term Fixed Charges refers to interest expense and debt principal.

NET OPERATING INCOME

Net operating income ("NOI") is a U.S. non-GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties.

OCCUPANCY

Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We define occupancy as the average number of units occupied in any given time period divided by the total number of available units.

PEER AVERAGE

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc. **LTC Properties, Inc.** **Sabra Health Care REIT, Inc.**
Welltower, Inc. **CareTrust REIT Inc.** **Omega Healthcare Investors Inc.**

RevPOR

RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We define RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.

RETURN ON INVESTED CAPITAL (ROIC)

ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period.

Stabilized Lease

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

Total Return

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the ex-dividend date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

NATIONAL HEALTH INVESTORS

National Health Investors

Q3 2024 Supplemental